UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 7, 2012
 Progress Software Corporation
(Exact name of registrant as specified in its charter)

Commission file number: 0-19417

Massachusetts	04-2746201
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
14 Oak Park
Bedford, Massachusetts 01730
(Address of principal executive offices, including zip code)
(781) 280-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

2.01 Completion of Acquisition or Disposition of Assets.

On December 7, 2012, Progress Software Corporation (the "Company") completed the sale of its Actional, DataXtend, Savvion and Sonic product lines to Aurea Software, Inc., (“Aurea”), a new company formed by ESW Capital, the investment arm of Trilogy Enterprises. The sale of the Actional, DataXtend, Savvion and Sonic product lines was completed pursuant to the terms of a Master Asset Purchase Agreement, dated October 17, 2012. As contemplated by the Master Asset Purchase Agreement, the Company assigned various assets exclusively used by the Company in these product lines, including fixed assets, intellectual property and customer and vendor agreements, to Aurea, and Aurea assumed related liabilities.

Simultaneously with the completion of the sale of the Actional, DataXtend, Savvion and Sonic product lines, the Company also completed the sale of its ObjectStore product line to Metatomix, Inc. (“Metatomix”), a separate subsidiary of ESW Capital and an affiliate of Aurea. The sale of the ObjectStore product line was completed pursuant to the terms of a Master Asset Purchase Agreement, dated November 30, 2012. As contemplated by the ObjectStore Master Asset Purchase Agreement, the Company assigned various assets exclusively used by the Company in the ObjectStore product line, including fixed assets, intellectual property and customer and vendor agreements, to Metatomix, and Metatomix assumed related liabilities.

The aggregate purchase price paid to the Company for the Actional, DataXtend, Savvion, Sonic and ObjectStore product lines was $60.5 million. There are no relationships between the Company or any of its affiliates, or any director or officer of the Company, or any associate of any such director or officer, and Aurea, Metatomix or any of their respective affiliates.

See Item 9.01(b) for pro forma financial information related to the dispositions.

9.01 Financial Statements and Exhibits.

(b) Pro forma financial information.

The unaudited pro forma condensed consolidated financial information of the Company, which reflects the disposition described in Item 2.01, is included in Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

(d) Exhibits.

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Consolidated Financial Information
99.2	Press release issued by Progress Software Corporation, dated December 13, 2012 (incorporated by reference to the Current Report on Form 8-K filed December 13, 2012)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 13, 2012	Progress Software Corporation

		By:	/s/ Melissa H. Cruz
Melissa H. Cruz
Senior Vice President, Finance and Administration and Chief Financial Officer